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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  January 26, 2000
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                            GEERLINGS & WADE, INC.
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              (Exact Name of Registrant as Specified in Charter)

      MASSACHUSETTS                000-24048                 04-2935863
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(State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)


                  960 Turnpike Street, Canton , MA         02021
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             (Address of Principal Executive Offices)   (Zip Code)



      Registrant's Telephone Number, including Area Code:  (781) 821-4152
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                          This is Page 1 of 4 Pages.
                       Exhibit Index appears on Page 4.
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ITEM 5.   OTHER EVENTS

Reference is made to a copy of a news release of Geerlings & Wade, Inc. dated January 26, 2000 announcing that Geerlings & Wade has entered into a second Amendment dated as of January 26, 2000 to the Agreement and Plan of Merger dated September 27, 1999, as amended on December 23, 1999, among Liquid Holdings Inc., Liquid Acquisition Corp. and Geerlings & Wade. Such news release is filed as
Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.
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     99.1 News Release dated January 26, 2000 of Geerlings & Wade, Inc.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GEERLINGS & WADE, INC.


                              By: /s/ Jay Essa
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                                  Name:  Jay Essa
                                  Title: President


Date: January 27, 2000

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                                 EXHIBIT INDEX


Exhibit No.       Description of Exhibits
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99.1              News Release dated January 26, 2000 of Geerlings & Wade, Inc.


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